Assets Held for Sale and Discontinued Operations - Major Classes of Assets as Held for Sale (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013
Asset Retirement Obligation Disclosure [Abstract]
Current assets	$ 118
Property and equipment, net	7,134
Other non-current assets	80
Total assets	$ 7,332